First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended May 1, 2001

Available Amount to Note Holders:                                                                   3,358,295.33

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  -
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                                 -
(iii)    Aggregate of:
         (a) Unreimbursed Servicer Advances                                                           509,518.02
         (b) Servicer Fees from current and prior Collection Period                                    18,400.03
         (c) Servicing Charges inadvertantly deposited in Collection Account                                   -
(iv)     Current and unpaid Back-up Servicing Fees                                                        736.00
(v)      Premium Amount due on Payment Date and unpaid Premium Amounts                                  4,485.97
         Adjustment to prior month premium amount                                                              -
(vi)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      291.67
(vii)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         -
(viii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                               -
         Adjustment to prior month Class A-1 Note Interest                                                     -
         Class A-2 Note Interest                                                                               -
         Class A-3 Note Interest                                                                        1,127.86
         Class A-4 Note Interest                                                                      202,342.75
(ix)     Class B-1 Note Interest                                                                        4,795.94
(x)      Letter of Credit Bank Fee and unpaid amounts                                                     383.12
(xi)     Class B-2 Note Interest                                                                        4,492.93
(xii)    Class A-1 throught A-4 Principal Distribution Amount:
         Class A-1 Principal Distribution Amount                                                               -
         Class A-2 Principal Distribution Amount                                                               -
         Class A-3 Principal Distribution Amount                                                      213,138.63
         Class A-4 Principal Distribution Amount                                                    2,106,971.36
(xiii)   Note Insuer Reimbursement Amount                                                                      -
(xiv)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                 50,437.17
(xv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                 50,437.17
(xvi)    Letter of Credit Reimbursement Amount                                                                 -
(xvii)   Class B-3 Note Interest                                                                        4,876.05
(xviii)  Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                 50,437.17
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         -
(xx)     Letter of Credit Additional Reimbursement Amount                                                      -
(xxi)    Other Amounts Due Servicer under Servicing Agreement                                                  -
(xxii)   Remaining Amount to Residual Holder                                                                   -
         Additional Principal Distribution Amount to Noteholders
         Class A-1 additional Principal Distribution Amount                                                    -
         Class A-2 additional Principal Distribution Amount                                                    -
         Class A-3 additional Principal Distribution Amount                                                    -
         Class A-4 additional Principal Distribution Amount                                           127,132.25
         Class B-1 additional Principal Distribution Amount                                             2,763.74
         Class B-2 additional Principal Distribution Amount                                             2,763.74
         Class B-3 additional Principal Distribution Amount                                             2,763.74

         Reviewed By:



         -------------------------------------------------------------------
         E. Roger Gebhart
         COO, EVP Capital Markets & Treasurer

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended May 1, 2001

                     Initial         Beginning         Base        Additional       Total        Ending        Ending
                    Principal        Principal       Principal      Principal     Principal    Principal     Certificate
   Class             Balance          Balance      Distribution   Distribution  Distribution    Balance        Factor
 -------------    --------------    -------------  ------------   ------------  ------------  -------------  -----------
 Class A-1         32,998,000.00             -             -             -              -              -       0.0000000
 Class A-2         85,479,000.00             -             -             -              -              -       0.0000000
 Class A-3         51,527,000.00       213,138.63    213,138.63          -        213,138.63           -       0.0000000
 Class A-4         38,238,000.00    38,238,000.00  2,106,971.36    127,132.25   2,234,103.61  36,003,896.39    0.9415737
                  --------------    -------------  ------------    -----------  ------------  -------------    ---------
 Total Class A    208,242,000.00    38,451,138.63  2,320,109.98    127,132.25   2,447,242.24  36,003,896.39    0.1728945

 Class B-1          4,527,000.00       835,894.32     50,437.17      2,763.74      53,200.92     782,693.40    0.1728945
 Class B-2          4,527,000.00       835,894.32     50,437.17      2,763.74      53,200.92     782,693.40    0.1728945
 Class B-3          4,527,000.00       835,894.32     50,437.17      2,763.74      53,200.92     782,693.40    0.1728945
                  --------------    -------------  ------------    -----------  ------------  -------------    ---------
 Total            221,823,000.00    40,958,821.59  2,471,421.50    135,423.49   2,606,844.99  38,351,976.60

                                                         ADCPB at end of Collection Period    41,638,210.89
                                                                                              -------------
                                           Excess of ending ADCPB over ending note balance     3,286,234.29
                                                                                     Floor     4,527,025.86
                                                                                              -------------
                                                                                Difference    (1,240,791.56)  135,423.49

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended May 1, 2001


Available Funds
     Collection Account balance, as of April 30, 2001                                            1,625,665.15
     Transfer payments due Collection Account from other Bankers Trust Accounts                          -
     Investment earnings on amounts in Collection Account                                            5,519.19
     Payments due Collection Account from last 3 business days of Collection Period                476,380.44
     Additional contribution for terminated trade-ups and rebooked leases                                -
     Servicer Advance on current Determination Date                                              1,250,730.55
                                                                                                -------------
     Available Funds on Payment Date                                                             3,358,295.33

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                     -
                                                                                                -------------
Remaining Available Funds                                                                        3,358,295.33

Indemnity Payments paid inadvertantly deposited in Collection Account                                    -
                                                                                                -------------
Remaining Available Funds                                                                        3,358,295.33

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                            509,518.02
     Unreimbursed Servicer Advances paid                                                           509,518.02
                                                                                                -------------
     Unreimbursed Servicer Advances remaining unpaid                                                     -
                                                                                                -------------
Remaining Available Funds                                                                        2,848,777.31

Servicer Fees
     Servicer Fees due                                                                              18,400.03
     Servicer Fees paid                                                                             18,400.03
                                                                                                -------------
     Servicer Fees remaining unpaid                                                                      -
                                                                                                -------------
Remaining Available Funds                                                                        2,830,377.28

Servicer Charges inadvertantly deposited in Collection Account                                           -
                                                                                                -------------
Remaining Available Funds                                                                        2,830,377.28

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                         736.00
     Back-up Servicer Fees paid                                                                        736.00
                                                                                                -------------
     Back-up Servicer Fees remaining unpaid                                                              -
                                                                                                -------------
Remaining Available Funds                                                                        2,829,641.28

Premium Amount
     Premium Amount due                                                                              4,485.97
     Premium Amount paid                                                                             4,485.97
                                                                                                -------------
     Premium Amount remaining unpaid                                                                     -
                                                                                                -------------
Remaining Available Funds                                                                        2,825,155.31

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                         291.67
     Indenture Trustee Fee paid                                                                        291.67
                                                                                                -------------
     Indenture Trustee Fee remaining unpaid                                                              -
                                                                                                -------------
Remaining Available Funds                                                                        2,824,863.64

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                                -------------
     Total Indenture Trustee Expenses paid                                                               -
                                                                                                -------------
     Indenture Trustee Expenses unpaid                                                                   -
Remaining Available Funds                                                                        2,824,863.64

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended May 1, 2001

Class A-1 through A-4 Note Interest on a pari passu basis:
     Class A-1 Note Interest                                                                             -
     Class A-2 Note Interest                                                                             -
     Class A-3 Note Interest                                                                         1,127.86
     Class A-4 Note Interest                                                                       202,342.75
                                                                                                -------------
     Total Class A Interest due                                                                    203,470.61
                                                                                                -------------
Remaining Available Funds                                                                        2,621,393.04

Class B-1 Note Interest
     Class B-1 Note Interest due                                                                     4,795.94
     Class B-1 Note Interest paid                                                                    4,795.94
                                                                                                -------------
     Class B-1 Note Interest remaining unpaid                                                            -
                                                                                                -------------
Remaining Available Funds                                                                        2,616,597.09

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                                     383.12
     Letter of Credit Bank Fee paid                                                                    383.12
                                                                                                -------------
     Letter of Credit Bank Fee remainig unpaid                                                           -
                                                                                                -------------
Remaining Available Funds                                                                        2,616,213.97

Class B-2 Note Interest
     Class B-2 Note Interest due                                                                     4,492.93
     Class B-2 Note Interest paid                                                                    4,492.93
                                                                                                -------------
     Class B-2 Note Interest remaining unpaid                                                            -
                                                                                                -------------
Remaining Available Funds                                                                        2,611,721.04

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                                              2,320,109.98
     Class A Note Principal Balance as of preceding Payment Date                                38,451,138.63
                                                                                                -------------
     Class A Base Principal Distribution Amount paid                                             2,320,109.98
                                                                                                -------------
     Class A Base Principal Distribution Amount remaining unpaid                                         -

     Class A-1 Note Principal Balance as of preceding Payment Date                                       -
     Class A-1 Base Principal Distribution Amount paid                                                   -
                                                                                                -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                 -
                                                                                                -------------

     Remaining Class A Base Principal Distribution Amount                                        2,320,109.98
                                                                                                -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                       -
     Class A-2 Base Principal Distribution Amount paid                                                   -
                                                                                                -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                 -

     Remaining Class A Base Principal Distribution Amount                                        2,320,109.98
                                                                                                -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                 213,138.63
     Class A-3 Base Principal Distribution Amount paid                                             213,138.63
                                                                                                -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                 -

     Remaining Class A Base Principal Distribution Amount                                        2,106,971.36
                                                                                                -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                              38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                           2,106,971.36
                                                                                                -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                        36,131,028.64

Remaining Available Funds                                                                          291,611.06

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended May 1, 2001


Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                                -
     Note Insuer Reimbursement Amount paid                                                               -
                                                                                                -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                   -
Remaining Available Funds                                                                          291,611.06

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                                 835,894.32
     Class B-1 Base Principal Distribution due                                                      50,437.17
     Class B-1 Base Principal Distribution paid                                                     50,437.17
                                                                                                -------------
     Class B-1 Base Principal Distribution remaining unpaid                                              -
     Class B-1 Note Principal Balance after distribution on Payment Date                           785,457.15
Remaining Available Funds                                                                          241,173.89

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                                 835,894.32
     Class B-2 Base Principal Distribution due                                                      50,437.17
     Class B-2 Base Principal Distribution paid                                                     50,437.17
                                                                                                -------------
     Class B-2 Base Principal Distribution remaining unpaid                                              -
     Class B-2 Note Principal Balance after distribution on Payment Date                           785,457.15
Remaining Available Funds                                                                          190,736.71

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                                           -
     Letter of Credit Reimbursement Amount paid                                                          -
                                                                                                -------------
     Letter of Credit Reimbursement Amount remaining unpaid                                              -
Remaining Available Funds                                                                          190,736.71

Class B-3 Note Interest
     Class B-3 Note Interest due                                                                     4,876.05
     Class B-3 Note Interest paid                                                                    4,876.05
                                                                                                -------------
     Class B-3 Note Interest remaining unpaid                                                            -
                                                                                                -------------
Remaining Available Funds                                                                          185,860.66

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                                 835,894.32
     Class B-3 Base Principal Distribution due                                                      50,437.17
     Class B-3 Base Principal Distribution paid                                                     50,437.17
                                                                                                -------------
     Class B-3 Base Principal Distribution remaining unpaid                                              -
     Class B-3 Note Principal Balance after distribution on Payment Date                           785,457.15
Remaining Available Funds                                                                          135,423.49

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         -
     Remaining Indenture Trustee Expenses paid                                                           -
                                                                                                -------------
     Remaining Indenture Trustee Expenses unpaid                                                         -
Remaining Available Funds                                                                          135,423.49

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                                -
     Additional Letter of Credit Reimbursement Amount paid                                               -
                                                                                                -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                   -
Remaining Available Funds                                                                          135,423.49

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended May 1, 2001


Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                                            -
     Other Amounts Due Servicer under Servicing Agreement paid                                           -
                                                                                                -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                               -
Remaining Available Funds                                                                          135,423.49

Difference between excess of ADCPB over Ending Note Balances and Floor                           1,376,215.05

Amount Payable to Residual Holder                                                                        -
Remaining Available Funds to Note Holders                                                          135,423.49

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                     135,423.49
     Adjusted Principal Distribution Sharing Ratio                                                      93.878%
                                                                                                        -------
     Additional Principal Distribution to Class A                                                  127,132.25

     Class A Note Principal Balance after payment above                                         36,131,028.64
                                                                                                -------------
     Class A additional Principal Distribution Amount paid                                         127,132.25
                                                                                                -------------
     Excess cash after payment of additional Class A Principal Distribution                              -

     Class A-1 Note Principal Balance after payment above                                                -
     Class A-1 additional Principal Distribution Amount paid                                             -
                                                                                                -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                 -
                                                                                                -------------

     Remaining Class A additional Principal Distribution Amount                                    127,132.25
                                                                                                -------------

     Class A-2 Note Principal Balance after payment above                                                -
     Class A-2 additional Principal Distribution Amount paid                                             -
                                                                                                -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                 -

     Remaining Class A additional Principal Distribution Amount                                    127,132.25
                                                                                                -------------

     Class A-3 Note Principal Balance after payment above                                                -
     Class A-3 additional Principal Distribution Amount paid                                             -
                                                                                                -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                 -

     Remaining Class A additional Principal Distribution Amount                                    127,132.25
                                                                                                -------------

     Class A-4 Note Principal Balance after payment above                                       36,131,028.64
     Class A-4 additional Principal Distribution Amount paid                                       127,132.25
                                                                                                -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                        36,003,896.39

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                     135,423.49
     Adjusted Principal Distribution Sharing Ratio                                                       2.041%
                                                                                                         ------
     Additional Principal Distribution to Class B-1                                                  2,763.74

     Class B-1 Note Principal Balance after payment above                                          785,457.15
     Class B-1 additional Principal Distribution paid                                                2,763.74
                                                                                                -------------
     Class B-1 Note Principal Balance after distribution on Payment Date                           782,693.40

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                     135,423.49
     Adjusted Principal Distribution Sharing Ratio                                                       2.041%
                                                                                                         ------
     Additional Principal Distribution to Class B-2                                                  2,763.74

     Class B-2 Note Principal Balance after payment above                                          785,457.15
     Class B-2 additional Principal Distribution paid                                                2,763.74
                                                                                                -------------
     Class B-2 Note Principal Balance after distribution on Payment Date                           782,693.40

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended May 1, 2001


Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                     135,423.49
     Adjusted Principal Distribution Sharing Ratio                                                       2.041%
                                                                                                         ------
     Additional Principal Distribution to Class B-3                                                  2,763.74

     Class B-3 Note Principal Balance after payment above                                          785,457.15
     Class B-3 additional Principal Distribution paid                                                2,763.74
                                                                                                -------------
     Class B-3 Note Principal Balance after distribution on Payment Date                           782,693.40

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended May 1, 2001

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                                     44,160,069.57
      ADCPB, end of Collection Period                                                           41,638,210.89
                                                                                                -------------
      Base Principal Amount                                                                      2,521,858.68

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period                            1,363,607.27
                                                                                                -------------
      Servicing Advances collected during the current Collection Period                            854,089.25
      Unreimbursed Servicing Advances as of current Determination Date                             509,518.02


Calculation of Interest Due

                        Beginning                         Current                        Total
                        Principal        Interest         Interest        Overdue       Interest
        Class            Balance           Rate             Due          Interest         Due
      ---------       -------------      --------        ----------      --------      ----------
      Class A-1                -          5.7325%              -             -               -
      Class A-2                -          6.3500%              -             -               -
      Class A-3          213,138.63       6.3500%          1,127.86          -           1,127.86
      Class A-4       38,238,000.00       6.3500%        202,342.75          -         202,342.75
      Class B-1          835,894.32       6.8850%          4,795.94          -           4,795.94
      Class B-2          835,894.32       6.4500%          4,492.93          -           4,492.93
      Class B-3          835,894.32       7.0000%          4,876.05          -           4,876.05
                      -------------                      ----------      --------      ----------
                      40,958,821.59       6.3762%        217,635.53          -         217,635.53


Calculation of Principal Due

                          Base                Base                              Total
                        Principal           Principal          Overdue         Principal
        Class          Amount Pct.           Amount           Principal           Due
      ---------       -------------       ------------        ----------      ------------
      Class A                 92.0%       2,320,109.98              -         2,320,109.98
      Class B-1                2.0%          50,437.17              -            50,437.17
      Class B-2                2.0%          50,437.17              -            50,437.17
      Class B-3                2.0%          50,437.17              -            50,437.17
                                          ------------        ----------      ------------
                                          2,471,421.50              -         2,471,421.50

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                                    44,160,069.57
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                        1/12
                                                                                                       ------
      Servicer Fee due current period                                                               18,400.03
      Prior Servicer Fee arrearage                                                                       -
                                                                                                -------------
      Servicer Fee due                                                                              18,400.03

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                                    44,160,069.57
      Back-up Servicer Fee Rate                                                                        0.020%
      One-twelfth                                                                                        1/12
                                                                                                       ------
      Back-up Servicer Fee due Current Period                                                          736.00
      less overpayment from prior period                                                                 -
      Prior Back-up Servicer Fee Arrearage                                                               -
                                                                                                -------------
      Back-up Servicer Fee due                                                                         736.00


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended May 1, 2001


Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period                38,451,138.63
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                        1/12
                                                                                                       ------
      Premium Amount due Current Period                                                              4,485.97
      Prior Premium Amount arrearage                                                                     -
                                                                                                -------------
      Total Premium Amount due                                                                       4,485.97

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                         291.67
      Prior Indenture Trustee Fee arrearage                                                              -
                                                                                                -------------
      Total Indenture Trustee Fee due                                                                  291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              835,894.32
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                        1/12
                                                                                                       ------
      Letter of Credit Bank Fee due Current Period                                                     383.12
      Letter of Credit Bank Fee arrearage                                                                -
                                                                                                -------------
      Total Letter of Credit Bank Fee arrearage due                                                    383.12

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                           -
      Prior Letter of Credit Reimbursement Amount arrearage                                              -
                                                                                                -------------
      Total Letter of Credit Reimbursement Amount due                                                    -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                     -
      Prior Indenture Trustee Expenses arrearage                                                         -
                                                                                                -------------
      Total Indenture Trustee Expenses due                                                               -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                    -
                                                                                                -------------
      Total Additional Letter of Credit Reimbursement Amount due                                         -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                              -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             -
                                                                                                -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         -

Floor Calculation
      Initial ADCPB                                                                            226,351,292.85
      Floor percent                                                                                     2.00%
                                                                                                        -----
      Floor                                                                                      4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                41,638,210.89

      Aggregate Note Balances prior to any payment on current Payment Date                      40,958,821.59
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                    2,320,109.98

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended May 1, 2001

      Class B-1                                                                                     50,437.17
      Class B-2                                                                                     50,437.17
      Class B-3                                                                                     50,437.17
                                                                                               --------------
      Total Base Principal Amount distributions on current payment date                          2,471,421.50
                                                                                               --------------
      Aggregate Note Balance after payment of Base Principal Amount                             38,487,400.09
                                                                                               --------------
      Excess of ADCPB over Ending Note Balances                                                  3,150,810.81

      Difference between excess and floor                                                        1,376,215.05

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended May 1, 2001

Restricting Event Determination:
                                                                                                                   Yes/No
                                                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                                                       No
     B) Note Insuer has Made a Payment (Yes/No)                                                                      No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                              No

Events of Default: Section 8.01 of Indenture
                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried
        to be made under theNoerms of such Notes or the Indenture when due; and,                                     No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on theNouststanding Notes as of such Payment Date to the extent that sufficient
        Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date,
        the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class
        B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
        A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.        No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

     Section                                                 Event                                                 Yes/No
     ----------   ------------------------------------------------------------------------------------             ------
     6.01(i)      Failure to make payment requried                                                                   No
     6.01(ii)     Failure to submit Monthly Statement                                                                No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                      No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                                 No
     6.01(vi)     Order of judgement in excess of $500,000                                                           No
     6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed
                   within 60 days                                                                                    No
     6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                          No
     6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                       No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended May 1, 2001


Gross Charge Event Calculation:

                                                                                                                      Result
                                                                                                              ----------------------
     Gross Charge Off Ratio Current Period                                                                                    -0.82%
     Gross Charge Off Ratio Prior Period                                                                                      -0.41%
     Gross Charge Off Ratio Second Prior Period                                                                               -0.52%
                                                                                                                               -----
     Average of Gross Charge Off Ratio for Three Periods                                                                      -0.24%
     Maximum Allowed                                                                                                          -2.50%

     Gross Charge Off Ratio:
     -----------------------

                                    ADCPB of                                                                  Gross Charge Off Ratio
                                 All Defaulted           Less                                                      Charge Offs/
                                   Contracts          Recoveries         Charge Offs           ADCPB                   ADCPB
                                 -------------        ----------         -----------           -----          ----------------------
     Current Period                 23,373.14           51,929.99         -28,556.85       41,638,210.89              -0.82%
     Prior Period                   80,817.00           95,773.52         -14,956.52       44,160,069.57              -0.41%
     Second Prior Period           181,355.14          160,882.22          20,472.92       47,047,377.48               0.52%

Delinquency Event Calculation:

                                                                                                                      Result
                                                                                                              ----------------------
     Delinquency Trigger Ratio Current Period                                                                                  3.44%
     Delinquency Trigger Ratio Prior Period                                                                                    3.57%
     Delinquency Trigger Ratio Second Prior Period                                                                             4.19%
     Average of Delinquency Trigger Ratios                                                                                     3.73%
     Maximum Allowed                                                                                                           7.50%

     Delinquency Trigger Ratio:
     --------------------------

                                    A                   B                    A/B
                                   ---                 ---                   ---
                                ADCPB of             ADCPB of
                           Contract > 30 Days     All Contracts      Delinquency Trigger
                                Past Due         As of Month-End           Ratio:
                           -------------------   ---------------     -------------------
     Current Period           1,454,480.55        42,336,706.36            3.44%
     Prior Period             1,578,548.54        44,160,069.57            3.57%
     Second Prior Period      2,004,900.63        47,832,295.53            4.19%

                                  ADCPB         Delinquency Ratio
                           -------------------  -----------------
     Current                    40,882,226               96.56%
     31-60 Days Past Due           447,570                1.06%
     61-90 Days Past Due           212,904                0.50%
     91+ Days Past Due             794,006                1.88%
                                   -------                -----
     TOTAL                      42,336,706              100.00%

Substitution Limits
     ADCPB as of Cut-Off Date                                                                                       226,351,292.85
     Maximum Substitution (10% of Initial)                                                                           22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                                         3,197,626.96
     Current month ADCPB Substituted                                                                                            -
                                                                                                                   ---------------
     Cumulative ADCPB Substituted                                                                                     3,197,626.96


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